UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 7, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arthur Cox Building

Earlsfort Terrace

Dublin 2

Ireland

(Address of principal executive offices, including zip code)

(353)(1) 618-0517

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On April 7, 2011, Seagate Technology plc (or the “Company”) issued a press release reporting its preliminary financial results for the fiscal quarter ended April 1, 2011.  A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Item 2.02 and the information related to this Item 2.02 in the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01  Other Events

On April 7, 2011, the Company issued a press release announcing that its Board of Directors has approved a quarterly cash dividend. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information related to this Item 8.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated April 7, 2011, of Seagate Technology plc entitled “Seagate Technology plc Declares Quarterly Cash Dividend and Provides Update on Fiscal Third Quarter Results.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used, the words “anticipates”, “believes”, “expects”, “may”, “should” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements included in this Current Report include statements regarding our ability to generate free cash flow on a sustained basis, our ability to declare future quarterly dividends, our ability to maintain a strong balance sheet and to respond quickly to changing market dynamics. These forward-looking statements are based on information available to Seagate as of the date of this Current Report. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the company’s control. In particular, global economic conditions may pose a risk to the company’s operating and financial performance. Such risks and uncertainties also include the impact of variable demand; dependence on Seagate’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; and the company’s ability to achieve projected cost savings. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the company’s Annual Report on Form 10-K, Form 10-K/A and Quarterly Reports on Form 10-Q as filed with the U.S. Securities and Exchange Commission on August 20, 2010, October 6, 2010, November 3, 2010  and February 3, 2011, respectively, which statements are incorporated into this Current Report by reference. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ PATRICK J. O’MALLEY
Patrick J. O’Malley
Executive Vice President and Chief Financial Officer

Date: April 7, 2011